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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           Date of Report: May 9, 2001

                          COLLEGELINK.COM INCORPORATED

             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


        0-5388                                         16-0961436
(Commission File Number)                 (I.R.S. Employer Identification Number)

    251 Thames Street, Bristol, RI                       02809
(Address of Principal Executive Offices)               (Zip Code)


                                 (401) 254-8800
              (Registrant's Telephone Number, Including Area Code)


ITEM 5.  OTHER EVENTS

On May 3, 2001, the Board of Directors of the Company voted to initiate voluntary proceedings for the delisting of the Company's common stock, par value $.001, from the American Stock Exchange. The Company does not currently meet the requirements for continued listing of its common stock on the American Stock Exchange. The Company expects the last trading day for its common stock on the American Stock Exchange under the trading symbol "APS" will be May 17, 2001. The Company further expects that its common stock will trade on the Nasdaq Over the Counter Bulletin Board effective May 18, 2001 under a new trading symbol which will be assigned on or before May 18, 2001.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               COLLEGELINK.COM INCORPORATED

                                               /s/ Richard A. Fisher
                                               ---------------------------------
DATE: May 9, 2001                              By:     RICHARD A. FISHER
                                               Name:   Richard A. Fisher
                                               Title:  Chairman